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                                                                   EXHIBIT 10.13

                                                        ________________________
                                                        Name of Optionee

                        INCENTIVE STOCK OPTION AGREEMENT

                              (________ Stock Plan)

          THIS AGREEMENT is entered into by and between CENTENE CORPORATION, a Wisconsin corporation (hereinafter the "Company"), and the undersigned employee of the Company (hereinafter the "Optionee").

          WHEREAS, the Optionee renders important services to the Company, and the Company desires to grant an incentive stock option to the Optionee;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1.      Grant, Exercisability and Term of Option.
                  -----------------------------------------

                  (a) The Company hereby grants to the Optionee pursuant to the Stock Plan (the "Plan") the option to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares ("Shares") of the Series A common stock, one-third cent per share par value of the Company ("Common Stock") set forth on the signature page below at the purchase price per Share so set forth (the "Option Price"). The date of grant of this option is the date set forth on the execution page of this Agreement as the "Option Date."

                  (b) This option is immediately exercisable in full or in part and shall remain exercisable until it expires on the tenth anniversary of the Option Date, unless the option is sooner terminated as hereinafter provided. Only whole Shares may be purchased pursuant to this option.

         2.       Conditions and Limitations.
                  ---------------------------

                  (a) The option is granted on the condition that the purchase of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such Shares may be resold without registration. At the time of the exercise of the option or any installment thereof, the Optionee will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's familiarity with restrictions on the resale of the Shares under applicable securities laws, and the

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 Company may stamp such legend of the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

                   (b) The Company will furnish upon request of the Optionee copies of the articles of incorporation of the Company, as amended, and by-laws of the Company, as amended, and such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with exercise of this option.

                   (c) The option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in
 Section 4 the option shall be exercisable during the lifetime of the Optionee by the Optionee only. Notwithstanding the foregoing, however, if the Optionee is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Optionee's affairs, the guardian or conservator (or other similar person) may exercise the option on behalf of the Optionee, provided that such exercise is made within the time limits prescribed herein.

                   (d) The option granted in this Agreement is subject to the terms, conditions and definitions of the Plan, a copy of which is attached hereto. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of this Agreement shall govern. The Optionee hereby accepts this option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board of Directors of the Company (the "Board") or the Committee, as defined in the Plan, shall be final, binding and conclusive upon the Optionee and his or her heirs.

          3.       Exercise of Option: Withholding Taxes.
                   --------------------------------------

                   (a) Written notice of the exercise of the option or any installment thereof shall be given to the Company specifying the number of Shares for which the option is exercised and accompanied by payment in full of the Option Price. Payment shall be made: (a) in cash; (b) by check; (c) by Immediate Sales Proceeds, as defined below; (d) by delivery and assignment to the Company of shares of Company stock owned by the Optionee (which shares have a fair market value, as determined by the Board, not less than the Option Price); or (e) by any combination of the foregoing. Notwithstanding the foregoing, this option may not be exercised by delivery and assignment to the Company of shares of Company stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Company's stock. As used herein, the term "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of the Shares acquired on the exercise of this option pursuant to a procedure approved by the Company. The Company reserves, the right to decline to approve any such procedure in the Company's sole and absolute discretion.

                   (b) The Company's obligation to deliver Shares upon exercise of an option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments

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of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the option.

          4. Termination of Option. In the event that the Optionee ceases to be
             ---------------------
employed by the Company or any parent or subsidiary of the Company (collectively, the "Company Group") at any time prior to the exercise of this option in full, this option shall terminate according to the following provisions:

             (a) If the Optionee ceases to be employed for any reason other than death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), the Optionee may at any time within a period of one (1) month after the date of such cessation of employment exercise the option to the extent that the option was exercisable on the date of such cessation;

             (b) If the Optionee ceases to be employed because of disability (as defined in Section 22(e)(3) of the Code), the Optionee may at any time within a period of three months after the date of such cessation of employment exercise the option to the extent that the option was exercisable on the date of such cessation; and

             (c) If the Optionee ceases to be employed because of death, the option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of three months after the Optionee's death by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution; provided, however, that this option may not be exercised to any extent by anyone after the date of its expiration; and provided, further, that this option may be exercised only as to Vested Shares (as defined in Section 5) after the Optionee has ceased to be employed by any member of the Company Group.

          5. Rights of Repurchase of Unvested Shares Upon Termination of
             -----------------------------------------------------------
Employment. The following rights of repurchase are hereby granted to the Company
----------
with respect to the Shares (and any shares issued in respect thereto, by reason of any stock dividends, stock splits, or otherwise, as provided in Section 14):

             (a) Repurchase Rights. If the Optionee for any reason or no reason,
                 -----------------
including without limitation voluntary or involuntary termination (whether for cause or without cause), death or disability, ceases to be employed by any member of the Company Group prior to the Expiration Date (as defined in Section
8), the Company shall have the right, but not the obligation, to purchase, or to designate one or more purchasers for, all or any portion of the Shares other than that number, if any, of Shares which are "Vested Shares" (as defined in paragraph (b) below), at the time in question, at a price per share equal to the Option Price (all as appropriately adjusted for stock dividends, stock splits, stock combinations, or similar recapitalizations).

             (b) Exceptions for Vested Shares. Notwithstanding any other
                 ----------------------------
provision herein contained, a number of Shares, determined on the basis of the number of "years of employment" (as hereinafter defined) in accordance with the following schedule, shall at the time in question be "Vested Shares" for the purpose of this Agreement:

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                                           Percentage of Shares
        Years of Employment              which are Vested Shares
        -------------------              -----------------------

           Prior to 1 year                       0%
           1 year                               20%
           2 years                              40%
           3 years                              60%
           4 years                              80%
           5 years                             100%

provided, however, that in the event of a "Change in Control" of the Company, all of the then remaining Shares which (but for the application of this clause) are not "Vested Shares" at the time of the occurrence of such Change in Control event shall become "Vested Shares" upon such occurrence. The term "Change in Control" shall mean (i) any sale of all or substantially all of the assets of the Company as a going concern, other than a sale to a person or group of persons who, immediately prior thereto, owned 40% or more, in the aggregate, of the Company's outstanding capital stock on a fully-diluted basis (treating each share of Company preferred stock as equivalent to the number of shares of common stock into which it is convertible) (such person or group of persons is hereinafter referred to as an "Affiliate"); or (ii) any sale (by merger or otherwise) by the Company's shareholders of capital stock of the Company to a person or group of persons (other than an Affiliate) which results in such person or group owning more than 80% of the Company's outstanding capital stock on a fully-diluted basis (treating each share of Company preferred stock as equivalent to the number of share of common stock into which it is convertible).

        The Vested Shares shall not be subject to the repurchase right of the Company contained in this Section 5, but shall remain subject to the provisions of Section 6. As used herein, the term "Vesting Commencement Date", shall mean the date so specified on the signature page below; and the term "year(s) of employment" shall mean each full year of employment with a member of the Company Group, measured from the Vesting Commencement Date, it being intended that each year measured from the Vesting Commencement Date shall consist of 365 days (366 days in a leap year).

                  (c)   Repurchase Procedures. No later than ten days after
                        ---------------------
notice to the Optionee from the Company of exercise of its repurchase rights hereunder, the Optionee shall transfer and assign to the Company the Shares or appropriate part thereof which the Company has the right to repurchase hereunder (hereinafter, "Unvested Shares"), and the Company shall pay to the Optionee the purchase price specified above within twenty days thereafter. All Shares to be sold by the Optionee to the Company shall be tendered by delivery of the certificate or certificates representing the Shares, duly endorsed in blank by the Optionee or with duly endorsed stock assignments attached, all in form suitable for the proper transfer of the Shares to the Company. If the Company shall fail to send the Optionee its written notice of exercise of its rights under this Section 5 within one year of the receipt of information that the Optionee ceased to be an employee of a member of the Company Group, the repurchase rights with respect to the Unvested Shares granted by this Section 5 shall terminate and the Optionee or the Optionee's legal representatives may thereafter transfer the Shares, subject, however, to such other restrictions on transfer as may

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then exist thereon (including, without limitation, those imposed by Sections 6 and 7 hereof).

         (d) No Fractional Shares. The Company shall not purchase any fraction
             --------------------
of a Share hereunder, and any such fraction resulting from any computation under this Agreement shall be rounded upward to the nearest whole Share.

         (e) Failure to Commence Employment. If the Optionee has not commenced
             -------------------------------
employment with a member of the Company Group on or before the Vesting Commencement Date and does not do so within one month following the Vesting Commencement Date, the Optionee shall be deemed to have terminated such employment with no years of employment or vesting.

     6.  Restrictions on Transfer of Shares; Company Option to Purchase Vested
         ---------------------------------------------------------------------
         Shares.
         ------

         (a) Unvested Shares. Except as provided in paragraph (e) below, the
             ---------------
Optionee shall not sell, assign, pledge, or in any manner transfer (hereinafter collectively "transfer") any Unvested Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise.

         (b) Vested Shares. Except as provided in paragraph (e) below, the
             -------------
Optionee shall not transfer any Vested Shares except after compliance with the terms and conditions contained in that certain Amended and Restated Shareholders' Agreement, dated as of September 23, 1998, as may from time-to-time be amended, by and among the Company and its shareholders (the "Shareholder Agreement").

         (c) Company Option to Purchase Vested Shares. If the Optionee for any
             ----------------------------------------
reason or no reason, including without limitation voluntary or involuntary termination (whether for cause or without cause), death or disability, ceases to be employed by any member of the Company Group prior to the termination of the provisions of this Section 6 as set forth in Section 8 hereof, the Company shall have the right to purchase or to designate one or more purchasers for all or any portion of the Vested Shares held by the Optionee at a price per share equal to the fair market value per share as of the date of repurchase, as determined in good faith by the Board. This provision is in addition to the provisions of
Section 5 pertaining to repurchase of Unvested Shares.

         (d) "Market Stand Off' Agreement. The Optionee, if requested by the
              ---------------------------
Company or any managing underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Shares of the Company held by the Optionee during the period up to 180 days, as requested by the Company or such underwriter, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (except for any Company securities held by the Optionee sold pursuant to such registration statement). Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

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         (e) Exceptions for Transfers to Family. The transfer restrictions
             ----------------------------------
contained in this Section 6 shall not apply to any transfer of Shares: (i) to or in trust for the sole benefit of the Optionee, or his or her family group (as defined herein), or (ii) to another shareholder of the Company, provided that such transferee agrees in writing to be subject to the terms of Sections 5 and 6 (which writing shall specify the manner in which the vesting provisions of this Agreement are to apply to any transferred Shares which are not Vested Shares), and to all other agreements (including the Shareholder Agreement) limiting, restricting or affecting the transfer of such Optionee's Shares. An Optionee's "family group" means his or her spouse and the Optionee's descendants (whether natural or adopted) and any trust solely for the benefit of such persons.

         (f) Inconsistence with other Restrictions. In the event of any
             -------------------------------------
inconsistency between the provisions of this Section 6 and any restriction on transfer contained in the articles of incorporation or by-laws of the Company or the Shareholder Agreement, the provisions of Section 6 shall first govern; provided, however, that the articles of incorporation, or by-laws or Shareholder Agreement shall continue to govern in circumstances not described in this
Section 6.

     7.  Failure of Holder to Comply. If the Optionee fails to comply with any
         ---------------------------
provision of Sections 5 or 6 hereof or any other agreement limiting, restricting or affecting the transfer of such Optionee's Shares or the Company's rights to repurchase the Optionee's Shares, the Company, at its option and in addition to its other remedies, may suspend the rights of the Optionee to vote or to receive dividends on the Shares or may refuse to register on its books any transfer of the Shares or otherwise to recognize any transfer or change in the ownership of the Shares or in the right to vote thereon or to exercise any of the privileges of a stockholder with respect to the Shares, until the provisions of said Sections 5 or 6 or any such other agreement are complied with to the satisfaction of the Company. The Optionee, if a director, shall not vote with respect to any action taken by the Company's Board in pursuing or exercising its rights under the provisions of Sections 5 or 6 hereof. The provisions of Sections 5 or 6 hereof shall remain applicable whether or not the Optionee is at the time an employee of the Company.

     8.  Duration of Restrictions. The provisions of Section 5 hereof regarding
         ------------------------
the repurchase of Unvested Shares shall continue until the later to occur of (a) the expiration of five (5) years after the Vesting Commencement Date (the "Expiration Date") and (b) the closing of any election to purchase made pursuant to Section 5 hereof on or prior to the Expiration Date. The provisions of Sections 6 hereof regarding the repurchase of Vested Shares and 15 hereof regarding the escrowing of Shares shall continue in effect until the latest to occur of (i) the first anniversary of the date on which the Optionee ceases to be employed by any member of the Company Group, (ii) the date on which the Company shall have consummated an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale by the Company of Common Stock to the public and
(iii) the closing of any election to purchase made pursuant to Section 6 hereof on or prior to the dates specified in clauses (i) and (ii) of this sentence.

     9.  Notice of Disposition of Shares. The Optionee hereby agrees to notify
         -------------------------------
the Company promptly if the Optionee disposes of any Shares within one (1) year after the date the

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Optionee exercises all or part of this option or within two (2) years after the
Option Date. At any time during the one or two year periods set forth above, the Company may place a legend on any certificate representing Shares requesting the transfer agent for the Company's stock to notify the Company of any such transfer. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

     10.  $100,000. Under Section 422 of the Code, the aggregate fair market
           -------
value of the shares with respect to which incentive stock options granted by any member of the Company Group first become exercisable by an employee during any calendar year cannot exceed $100,000 (the "$100,000 limitation"). To the extent, if any, that the $100,000 limitation is exceeded by reason of the grant of this option, this option shall be deemed, to the maximum extent possible, if any, to be an incentive stock option, and the portion of this option that is exercisable for shares in excess of the $100,000 limitation shall be treated as a nonqualified option pursuant to Section 422(d) of the Code.

     11.  Legends. The restrictions upon transfer of the Shares provided herein
          -------
shall be noted or referred to conspicuously on each certificate issued therefor subject hereto, such notation or reference to be in addition to any legend required to be placed thereon by applicable state securities laws, and to read substantially as follows:

          "The securities represented by this certificate are subject to certain restrictions on transfer and to certain rights of the Company to purchase such securities and to other limitations, all as set forth in a Stock Option Agreement between the Corporation and the registered holder, a copy of which is on file at the principal office of the Corporation and may be obtained, without charge, from the clerk of the Corporation."

          "This security has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and has been acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Act. This security is subject to transfer restrictions contained in a certain Amended and Restated Shareholders' Agreement, and no transfer of the security shall be made unless the conditions specified in said Agreement has been fulfilled. A copy of said Agreement is on file and available for inspection at the principal offices of the Company."

     12.  Notices. All notices or demands given pursuant to this Agreement shall
          -------
be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by certified or registered mail, postage prepaid, addressed to the Company at its principal office or to the Optionee (or the Optionee's legal representatives) at the address stated in the Optionee's (or their) notice or at the Optionee's address appearing on the books of the Company.

     13.  No Employment Commitment; Tax Enactment. Nothing herein contained
          ----------------------------------------
shall be deemed to be or constitute an agreement or commitment by the Company or any other member of the Company Group to continue the Optionee in its employ. Although the option granted hereunder is intended to qualify as an incentive stock

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option under Section 422 of the Code, the Company makes no representation about the tax treatment to the Optionee with respect to receipt or exercise of the option or acquiring, holding or disposing of the Shares, and the Optionee represents that the Optionee has had the opportunity to discuss such treatment (including the possible application of Section 83 of the Code) with the Optionee's tax adviser. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the option until the exercise of the option and the issuance of a stock certificate for the Shares with respect to which the option shall have been exercised.

     14.  Adjustment in Shares, etc.
          -------------------------

          (a) Appropriate adjustment shall be made by the Board in number, kind, and exercise price of Shares covered by the option granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date.

          (b) In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to the option granted hereunder, and the number and kind of Shares then subject to the option granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause this option to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

     15.  Escrow of Shares. In order to facilitate the performance of the
          ----------------
Optionee's obligations under this Agreement, the Optionee agrees to the following escrow provisions:

          (a) Until the provisions of this Section 15 terminate, as specified in Section 8 hereof, all Shares purchased pursuant to this Agreement, whether or not such Shares are at the time Vested Shares (the "Unreleased Shares"), shall be held in escrow by the Company, as escrow holder ("Escrow Holder"), together with a stock assignment executed by the Optionee. The Escrow Holder is hereby directed to permit transfer of the Unreleased Shares only in accordance with this Agreement or instructions signed by both the Optionee and the Company. In the event further instructions are desired by the Escrow Holder, the Escrow Holder shall be entitled to rely upon directions executed by a majority of the members of the Board. The Escrow Holder Shall have no personal liability for any act or omission hereunder while acting in good faith in the exercise of the Escrow Holder's own judgment.

          (b) If the Company exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company, shall take all steps necessary to accomplish such repurchase.

          (c) Subject to the terms hereof, the Optionee shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including

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without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time while the Escrow Holder is holding Unreleased Shares, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the undersigned is entitled by reason of his or her ownership of the Unreleased Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter purchaser as "Shares" for purposes of this Agreement and the Company's repurchase rights under Sections 5 and 6 hereof.

         (d) It is understood and agreed that should any dispute arise with respect to the delivery, ownership or right of possession of the Shares or other securities held by the Escrow Holder hereunder, the Escrow Holder is authorized and directed to retain in the Escrow Holder's possession without liability to anyone all or any part of said Shares or other securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Holder shall be under no duty whatsoever to institute or defend any such proceedings.

         (e) The Escrow Holder reserves the right, upon notice to the Company and the Optionee, to resign from the Escrow Holder's duties as Escrow Holder and to appoint a substitute Escrow Holder.

         (f) The responsibility of the Escrow Holder hereunder is limited to the use of good faith and reasonable care in the performance of the Escrow Holder's obligations, and the Escrow Holder shall not be liable for the performance of any duties except those expressly provided by this Agreement to be performed. The Escrow Holder may rely, and shall be protected in acting or refraining from acting, upon any written notice or request furnished to the Escrow Holder hereunder and believed by the Escrow Holder to be genuine and to have been signed or presented by the proper party or parties.

     16. Miscellaneous. This Agreement shall be governed by, and construed and
         -------------
enforced in accordance with, the laws of the State of Wisconsin. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Optionee and the successors and assigns of the Company, but shall not be assigned by the Optionee at any time without the prior written permission of the Company, and any such attempted assignment shall be void.

     IN WITNESS WHEREOF the parties have executed this Stock Option Agreement as of the Option Date.

                                           ____________________________________
                                           Optionee [Sign name]

                                           ____________________________________
                                           [Print name]

                                           Address:

                                           Option Date:

                                           Vesting Commencement
                                              Date:

                                           No. of Shares:

                                           Option Price:

Accepted, both as the issuer of the Shares and as Escrow Holder, in accordance with the terms of the foregoing Option Agreement as of the foregoing Option Date.

                                           CENTENE CORPORATION


                                           By: ________________________________
                                               Michael F. Neidorff,
                                               President and Chief Executive
                                               Officer

                                       10